UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

April 11, 2012

Date of Report (Date of earliest event reported)

LOCAL.COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

(949) 784-0800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(1) On April 11, 2012, Local.com Corporation (the “Registrant”) and its wholly owned subsidiaries, Krillion, Inc. and Screamin Media Group, Inc. (“Subsidiaries”) entered into that certain Second Amendment to Loan and Security Agreement (the “Amendment”) with Square One Bank, which amends the Loan and Security Agreement by and among the Registrant, the Subsidiaries and Square One Bank dated August 3, 2011 (the “Square 1 Agreement”). The Amendment modifies the maximum allowable borrowings under the non-formula line by increasing the maximum to $5 Million from $3 Million under certain circumstances. Additionally, it redefines the Liquidity Ratio to provide that non-formula borrowings only require a 1.0:1.0 ratio, as opposed to a 1.25:1.0 ratio.

(2) On April 12, 2012, Local.com Corporation (the “Registrant”) entered into Amendment Number 5 (the “Amendment”) to that certain Yahoo! Publisher Network Agreement with Yahoo! Inc. dated August 25, 2010, as amended by Amendment Number 1, dated August 30, 2010, Amendment Number 2, dated April 4, 2011, Amendment Number 3, dated May 6, 2011, and by Amendment Number 4, dated July 29, 2011 (the “Agreement”). The Amendment provides for certain additional mobile advertising implementation requirements. The effective date of the Amendment is April 12, 2012.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibit 10.1 is a redacted copy of the Agreement and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Second Amendment to Loan and Security Agreement dated April 11, 2012, by and among Registrant, Krillion, Inc., Screamin Media Group, Inc. and Square 1 Bank.

Exhibit 10.2(1)	Amendment Number 5 dated April 12, 2012, to Yahoo! Publisher Network Contract dated August 30, 2010, by and between the Registrant and Yahoo! Inc.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION

Date: April 16, 2012	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Second Amendment to Loan and Security Agreement dated April 11, 2012, by and among Registrant, Krillion, Inc., Screamin Media Group, Inc. and Square 1 Bank.

10.2(1)	Amendment Number 5 dated April 12, 2012, to Yahoo! Publisher Network Contract dated August 30, 2010, by and between the Registrant and Yahoo! Inc.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.